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                                  Exhibit 99.1


                               SEDONA Corporation

           UNUADITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


The following unaudited pro forma combined condensed financial statements give effect to the acquisition by SEDONA Corporation of certain assets and liabilities of Acxiom Corporation's Customer Management Information Systems business unit, in a transaction accounted for as a purchase business combination under APB 16, "Business Combinations."

The pro forma combined condensed statements of operations of SEDONA Corporation for the twelve months ended December 31, 1999 and for the three months ended March 31, 2000 assume that the acquisition of Acxiom Corporation's Customer Management Information Systems business unit (CIMS) took place as of the beginning of the earliest period presented. The statements combine SEDONA's statements of operations and CIMS statements of revenues and direct expenses for the twelve months ended December 31, 1999 and for the three months ended March 31, 2000, respectively.

The pro forma combined condensed balance sheet as of March 31, 2000 combines SEDONA's March 31, 2000 balance sheet with CIMS' March 31, 2000 statement of assets acquired and liabilities assumed as if the acquisition had been consummated on that date.

The unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this filing and are subject to change based upon final purchase price allocation.

SEDONA's condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited and March 31, 2000 unaudited financial statements previously filed with the Securities and Exchange Commission. CIMS' condensed statement of assets acquired and liabilities assumed included in the accompanying pro forma unaudited combined condensed balance sheet is derived from its unaudited historical statement of assets acquired and liabilities assumed as of March 31, 2000 included elsewhere in this filing. The results of operations of CIMS included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 were derived from its statements of revenues and direct expenses for the same periods included in this filing.


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                       SEDONA CORPORATION AND SUBSIDIARIES
              PRO FORMA UNAUDITED COMBINED CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 2000
               (In thousands except for share and per share data)

                                                                                          PRO FORMA      PRO FORMA
                                                              SEDONA       CIMS           ADJUSTMENTS     COMBINED
                                                              ----------------------------------------------------
Assets
Cash                                                          $ 7,931      $            $               $   7,931
Accounts receivable                                                 8         724          (380)(C)           352
Unbilled revenues                                                   -         480          (480)(C)             -
Prepaid expenses and other current assets                         127           -             -               127
                                                               -----------------------------------------------------
Total current assets                                            8,066       1,204          (860)            8,410

Property and equipment, net of accumulated
  depreciation and amortization                                   359         291             -               650
Software development costs, net and other assets                1,002       2,032        (2,032)(A)         1,002
Goodwill, net                                                       -         917          (917)(A)             -
Purchased software                                                                        2,003 (C)         2,003
Net assets of discontinued operations                              38           -             -                38
                                                               -----------------------------------------------------
Total assets                                                  $ 9,465      $4,444       $(1,806)        $  12,103
                                                               =====================================================

Liabilities and stockholders' equity
Current liabilities:
  Accounts payable and accrued expenses                       $   495      $            $    70 (C)          $565
  Dividends payable                                               157                                         157
  Deferred revenue                                                 60         332          (264)(C)           128
Current maturities of long-term debt including
  Capital lease obligations                                        36                                          36
                                                               -----------------------------------------------------
Total current liabilities                                         748         332          (194)              886
Long term obligations less current maturities                      46                     1,000 (B)         1,046
                                                              ------------------------------------------------------
Total liabilities                                             $   794      $  332       $   806         $   1,932

Stockholders' equity
  Class A convertible stock
    Authorized Shares - 1,000,000
      Series A, par value $2.00,
       Issued and outstanding - 500,000 shares                  1,000                                       1,000
      Series B, par value $2.00,
       Issued and outstanding - 1,000 shares                        2                                           2
      Series F, par value $2,00,
       Issued and outstanding  - 1,000 shares                       2                                           2
      Series G, par value $2.00,
       Issued and outstanding - 3,000 shares                        6                                           6
      Series H, par value $2.00                                     -                         3 (B)             3
       Issued and outstanding - 1,500 shares
Common stock, par value $.001
    Authorized Shares - 50,000,000
     Issued and outstanding shares - 26,745,398                    27                                          27
    Additional paid-in-capital                                 42,235       4,112        (2,615)(B)       43,732
    Accumulated deficit                                       (34,601)                                    (34,601)
                                                               -----------------------------------------------------
Total stockholders' equity                                      8,671       4,112        (2,612)           10,171
                                                               -----------------------------------------------------
Total liabilities and stockholders' equity                    $ 9,465      $4,444       $(1,806)        $  12,103
                                                               =====================================================


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                       SEDONA CORPORATION AND SUBSIDIARIES
         PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENT OF OPERATIONS
               FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1999
                                 (In thousands)

                                                                                      PRO FORMA      PRO FORMA
                                                              SEDONA     CIMS         ADJUSTMENTS    COMBINED
                                                              -----------------------------------------------
Revenues:

Total revenues                                                $  244        $ 2,405      $            $ 2,649
Cost of goods sold                                               204          1,138                     1,342
                                                              -----------------------------------------------
Gross profit                                                      40          1,267                     1,307
Expenses:
  General and administrative                                   2,084          1,745        (67)(E)      3,762
  Sales and marketing                                            919            786                     1,705
  Research and development                                       346                                      346
  Amortization of goodwill and intangibles                         -                       668 (E)        668
                                                              -----------------------------------------------
Total operating expenses                                       3,349        $ 2,531      $ 601        $ 6,481
                                                              -----------------------------------------------

Other income(expense)
  Interest income                                                 80                                       80
  Interest expense                                               (35)                                     (35)
  Other                                                            -
                                                              -----------------------------------------------
Total other income                                                45                                       45
Loss from continuing operations, before
  provision for income taxes                                  (3,264)        (1,264)      (601)        (5,129)
Income taxes                                                       -              -                         -
Loss from continuing operations                               (3,264)        (1,264)      (601)        (5,129)
                                                             ------------------------------------------------
Basic and diluted net loss
  from continuing operations
  applicable to common shares*                                $ (.18)                                    (.26)
                                                             ------------------------------------------------
Basic and diluted
  weighted average common shares
  outstanding                                             22,307,342                               22,307,342
                                                          ===================================================



* Includes preferred stock dividends of $601.




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                       SEDONA CORPORATION AND SUBSIDIARIES
         PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000
                                 (In thousands)

                                                                                     PRO FORMA      PRO FORMA
                                                            SEDONA         CIMS      ADJUSTMENTS    COMBINED
                                                           ---------------------------------------------------
Revenues:

Total revenues                                             $  718        $  559       $ (443)(D)     $   834
Cost of goods sold                                            832           513         (269)(D)       1,076
                                                           ---------------------------------------------------
Gross profit(loss)                                           (114)           46         (174)           (242)

Expenses:
  General and administrative                                  658           515         (496)(D)         677
  Sales and marketing                                         766           150         (121)(D)         795
  Research and development                                      -                                          -
  Amortization of goodwill and intangibles                                               167 (E)         167
                                                           ---------------------------------------------------
Total operating expenses                                    1,424           665         (450)          1,639
                                                           ---------------------------------------------------

Other income(expense)
  Interest income                                              43                                         43
  Interest expense                                             (6)                                        (6)
  Other                                                       (28)                                       (28)
                                                           ---------------------------------------------------
Total other income                                              9                                          9
Loss from continuing operations, before
  provision for income taxes                               (1,529)         (619)         276          (1,872)
Income taxes                                                    -                                          -
Loss from continuing operations                            (1,529)         (619)         276          (1,872)
                                                           ---------------------------------------------------
Basic and diluted net loss
  from continuing operations
  applicable to common shares*                               (.06)                                      (.08)
                                                           -------------------------------------------------
Basic and diluted
  weighted average common shares
  outstanding                                          25,269,788                                 25,269,788
                                                       =====================================================

* Includes preferred stock dividends of $77.


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                        NOTES TO THE UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL INFORMATION


In April 2000, the Company consummated a transaction to purchase the CIMS business unit for total potential consideration of $4.0 million, $1.5 million paid in preferred stock, $1 million of which will be paid by the third anniversary of the transaction, and the remainder of which will be paid contingent on the future performance of the business unit acquired. In addition, 247,934 five-year warrants with an exercise price of $3.025 per share were issued in connection with this transaction.

The total purchase price of the CIMS acquisition has been allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $2.5 million has been assigned to the assets acquired as follows (in thousands):

Tangible net assets acquired:
  Accounts receivable (net of receivables retained
    by Acxiom)                                                   $  344
  Property, plant, and equipment                                    291
  Deferred revenue, net of excess profit margin
    built in historical CIMS March 31, 2000
    balance                                                         (68)
                                                                 ------
Total fair value of net tangible assets acquired                 $  567
Estimated direct costs associated with merger                       (70)
                                                                -------
Total preliminary allocation of purchase price                      497
Value ascribed to purchase software                                2003
                                                                -------
Total purchase price                                            $ 2,500
                                                                =======

The pro forma financial information has been developed from SEDONA data as filed with the Securities and Exchange Commission and financial statements from the CIMS business unit on a basis described in Exhibit 99.2 contained herein.

The adjustments to the pro forma combined condensed balance sheet of March 31, 2000 are as follows (in thousands):

(A) To reflect the elimination of acquired intangible assets.
(B) To reflect the purchase price paid for CIMS, and the elimination of the CIMS equity, related to the issuance of $1,500 of our preferred stock and warrants and $1,000 of other long-term obligations totalling $2,500.
(C) To reflect purchase price allocation to assets acquired and liabilities assumed as described above, and the elimination of that portion of the billed receivables and the unbilled revenue, both of which were excluded from the Purchase Agreement.

The adjustments to the pro forma combined condensed statements of operations for the year ended December 31, 1999 and for the three months ended March 31, 2000 assume the acquisition occurred as of January 1, 1999 and are as follows (in thousands):

(D) To reflect adjustments from an operating agreement with Acxiom Corporation whereby SEDONA assumed the management of the CIMS business unit in February 2000. These adjustments eliminate intercompany revenue and expenses that were included in the results of the CIMS business unit and SEDONA operations.
(E) To reflect the amortization of approximately $2,003 of purchased software acquired in the acquisition. The purchased software will be amortized ratably over an estimated useful life of 3 years.